     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

     FORM N-CSR

     CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number: 811-02802
______________________________________________

     UBS Cashfund Inc.
______________________________________________________________________________
     (Exact name of registrant as specified in charter)

     51 West 52 nd Street, New York, New York 10019-6114
______________________________________________________________________________
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 51 West 52nd Street New York, NY 10019-6114
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

     Registrant’s telephone number, including area code: 212-882 5000

     Date of fiscal year end: March 31

     Date of reporting period: September 30, 2007

Item 1. Reports to Stockholders.

UBS Cashfund Inc.
Semiannual Report
September 30, 2007

UBS Cashfund Inc.

November 15, 2007

Dear shareholder,
We are pleased to present you with the semiannual report for UBS Cashfund (the “Fund”) for the six months ended September 30, 2007.

Performance
The seven-day current yield for the Fund as of September 30, 2007 was 4.70%, down from 4.82% on March 31, 2007. (For more information on the Fund’s performance, refer to “Performance and portfolio characteristics at a glance” on page 7.)
UBS Cashfund Inc.

Investment goal:
Current income, stability of principal and high liquidity

Portfolio Manager:
Michael H. Markowitz UBS Global Asset Management (Americas) Inc.

Commencement:
January 20, 1978

Dividend payments:
Monthly

An interview with Portfolio Manager Michael H. Markowitz
Q.	How would you describe the economic environment during the reporting period?
A.	The economy picked up steam in the second quarter of 2007. Boosted by improving manufacturing activity and strong exports, gross domestic product growth—or “GDP,” representing the market value of all final goods and services produced within a country in a given period of time—was a solid 3.8%. The advance GDP estimate for the third quarter of 2007 increased slightly to 3.9%.

Despite this increase, the growth outlook in the coming quarters is less robust. The combination of financial market volatility with tighter credit conditions, ongoing housing market troubles, and concerns over subprime mortgage lending—the practice of making loans to borrowers who do not qualify for the best market interest rates because of their deficient credit history—is likely to impact both consumer and business spending.

Q.	How did the Federal Reserve Board (the “Fed”) react to the economic environment and the issues in the subprime mortgage market?
A.	Fed Chairman Ben Bernanke initially indicated that the issues related to the subprime mortgage market would probably not impact the overall economy. In Mr. Bernanke’s remarks to Congress in late March 2007, he stated that subprime defaults were “likely to be contained.” However, as the fallout from subprime mortgages escalated, the Fed became

UBS Cashfund Inc.

more concerned about these issues. On July 18, the Chairman told Congress that “rising delinquencies and foreclosures are creating personal, economic and social distress for many homeowners and communities—problems that likely will get worse before they get better.”

As credit concerns mounted, the Fed provided greater amounts of liquidity to the market in order to facilitate normal market operations. In mid-August, the Fed lowered the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75%. Then, in mid-September, the Fed reduced the federal funds rate from 5.25% to 4.75%, the first reduction in the federal funds rate since June 2003. (The federal funds rate, or “fed funds” rate, is the rate that banks charge one another for funds they borrow on an overnight basis.)

According to the Fed’s statement accompanying the September meeting, “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

Following the end of the reporting period, in October 2007, the Fed continued to take action, cutting both the discount rate and fed funds rate another 0.25%, bringing them to 5.00% and 4.50%, respectively.

Q.	How did you position the Fund’s portfolio during the reporting period?
A.	For much of the reporting period, we employed a “barbell” strategy (in which the maturities of securities in a portfolio are concentrated at opposite ends of the short-term yield curve). We continued to buy shorter-term securities, as we also sought to extend the portfolio’s weighted average maturity with longer-term money market securities maturing within nine to 13 months. However, when the troubles began in the credit market in mid-August, we sought to increase liquidity by purchasing more overnight securities, which reduced the portfolio’s weighted average maturity during the remainder of the period. Overall, the barbell strategy benefited performance during the reporting period.

Q.	Did you maintain a diversified portfolio during the reporting period?
A.	The Fund’s portfolio remained highly diversified, by both average weighted maturity and security type. We held securities with a wide

UBS Cashfund Inc.

range of maturities, ranging from relatively short periods up to several months. In terms of security type, while we are able to generally hold up to 5% in any one security (subject to certain exceptions), we typically maintained a greater level of portfolio diversification over the reporting period. At time of purchase, we typically hold no more than 2.0%–3.0% in any one nongovernment security.

Q.	What types of securities did you emphasize over the reporting period?
A.	As always, quality, liquidity and yield remained paramount in our selection process for the portfolio. As such, we did not have any direct exposure to collateralized debt obligations (CDOs) or the subprime mortgage market. In addition, we were highly selective in terms of the types of commercial paper held in the portfolio, which benefited performance during the reporting period. (Commercial paper is a short-term security often backed by a guarantee or a letter of credit from a bank or other entity.) For example, we did not have any positions in single-seller commercial paper conduits or asset-backed commercial paper programs solely backed by mortgages. Instead, we emphasized the more stable multi-seller commercial paper programs.

Short-term corporate obligations and certificates of deposit also comprised a fair amount of the portfolio. Within these sectors, we also found variable-rate securities, which offer interest rates that reset periodically, to be attractive, given the uncertainty of interest rate movements by the Fed. We purchased variable-rate securities linked to the fed funds rate, as well as those linked to the one-month and three-month LIBOR. (The LIBOR, or the London Interbank Offered Rate, is among the most common of benchmark interest rate indexes used to make adjustments to adjustable-rate securities.)

Late in the period, we primarily purchased overnight and one-month securities as we sought to increase the Fund’s liquidity. In response to the turmoil in the asset-backed commercial paper market, we decreased our exposure to these securities and increased our exposure to Treasuries and repurchase agreements.

Q.	What factors do you believe will affect the Fund over the coming months?
A.	While our fundamental analysis points to pockets of vulnerability in the US economy, we do not envision enough turmoil to trigger a widespread global economic slowdown. We will continue to monitor the factors likely to play a role in the Fed’s future decisions on interest rates, including inflation and the overall strength of the economy. Due to recent strains

UBS Cashfund Inc.

in the subprime mortgage market, we also plan to remain alert to changes in the risk premium associated with short-term securities, as well as the effects of subprime lending on the rest of the economy.

We thank you for your continued support and welcome any comments or questions you may have. For additional information on the UBS family of funds,* please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Kai R. Sotorp
President
UBS Cashfund Inc.
Head of the Americas
UBS Global Asset Management (Americas) Inc.

Michael H. Markowitz
Portfolio Manager
UBS Cashfund Inc.
Managing Director
UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended September 30, 2007. The views and opinions in the letter were current as of November 15, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

*	Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. Prospectuses for most of our funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568, or by visiting our Web site at www.ubs.com/globalam-us.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 to September 30, 2007.

 Actual expenses
The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes
The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, if those other funds impose transactional costs—for example, exchange fees.

UBS Cashfund Inc.

Understanding your Fund’s expenses (unaudited) (concluded)

	Beginning	Ending	Expenses paid
	account value	account value	during period(1)
	April 1, 2007	September 30, 2007	04/01/07 to 09/30/07

Actual	$1,000.00	$1,024.30	$2.88

Hypothetical (5% annual return before expenses)	1,000.00	1,022.15	2.88

(1)	Expenses are equal to the Fund’s annualized net expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 183 divided by 366 (to reflect the one-half year period).

UBS Cashfund Inc.

Performance and portfolio characteristics at a glance (unaudited)

Yields and characteristics	09/30/07	03/31/07		09/30/06

Seven-day current yield(1)	4.70%	4.82%		4.83%

Seven-day effective yield(1)	4.81	4.94		4.94

Weighted average maturity(2)	42 days	53 days		40 days

Net assets (bln)	$2.3	$2.5		$2.6

Portfolio composition(3)	09/30/07	03/31/07		09/30/06

Commercial paper	38.1%	65.1%		85.5%

Certificates of deposit	19.3	18.1		7.8

Repurchase agreements	13.1	5.1		2.6

Short-term corporate obligations	13.0	10.5		4.3

US government and agency obligations	11.3	1.2		—

Bank notes	4.7	—		—

Money market funds	2.6	0.0	(4)	—

Other assets less liabilities	(2.1)	(0.0	)(4)	(0.2)

Total	100.0%	100.0%		100.0%

(1)	Yields will fluctuate. Performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be higher or lower than the performance data quoted.

(2)	The Fund is actively managed and its weighted average maturity will differ over time.

(3)	Weightings represent percentages of the Fund’s net assets as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

(4)	Amount represents less than 0.005%.

An investment in UBS Cashfund Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

UBS Cashfund Inc.

Statement of net assets—September 30, 2007 (unaudited)

	Face
	amount	Value

US government and agency obligations—11.25%

Federal Home Loan Bank
4.600%, due 10/26/07(1)	$124,000,000	$123,603,889

5.100%, due 11/07/07(1),(2)	20,000,000	19,895,167

5.438%, due 11/18/07(3)	50,000,000	50,000,000

Federal Home Loan Mortgage Corp.
5.071%, due 12/30/07(3)	10,000,000	9,993,618

5.375%, due 08/13/08(2)	25,000,000	25,000,000

Federal National Mortgage Association
5.100%, due 10/12/07(1)	13,500,000	13,478,797

5.130%, due 10/09/07(1)	6,500,000	6,492,590

US Treasury Bills
3.650%, due 11/23/07(1),(2)	15,000,000	14,919,396

Total US government and agency obligations (cost—$263,383,457)		263,383,457

Bank notes—4.70%

Bank of America N.A.
5.330%, due 12/17/07	25,000,000	25,000,000

5.350%, due 10/01/07(3)	25,000,000	25,000,000

US Bank N.A.
5.099%, due 10/30/07(3)	30,000,000	30,000,355

Wachovia Bank N.A. (Charlotte)
5.611%, due 11/30/07(3)	30,000,000	30,001,324

Total bank notes (cost—$110,001,679)		110,001,679

Certificates of deposit—19.34%

Banking-non-US—12.93%
Bank of Ireland
5.320%, due 10/12/07	30,000,000	29,999,993

Bank of Tokyo-Mitsubishi UFJ Ltd.
5.440%, due 03/14/08	24,000,000	24,000,000

Barclays Bank PLC
5.200%, due 06/16/08	11,650,000	11,650,000

5.530%, due 03/14/08	13,000,000	13,000,000

Calyon N.A., Inc.
4.795%, due 12/31/07	22,000,000	21,997,855

5.325%, due 01/16/08	30,000,000	30,000,000

UBS Cashfund Inc.

Statement of net assets—September 30, 2007 (unaudited)

	Face
	amount	Value

Certificates of deposit—(concluded)

Banking-non-US—(concluded)
Deutsche Bank AG
4.870%, due 05/08/08	$20,000,000	$20,000,000

4.905%, due 10/01/07(3)	30,000,000	30,000,000

5.345%, due 04/14/08	10,000,000	10,000,000

Natixis
5.295%, due 10/01/07(3)	27,000,000	26,998,818

5.365%, due 06/02/08	25,000,000	25,000,000

Norinchukin Bank Ltd.
5.295%, due 10/10/07	30,000,000	30,000,000

Toronto-Dominion Bank
5.281%, due 10/05/07	30,000,000	30,000,004

		302,646,670

Banking-US—6.41%
American Express, Federal Savings Bank
5.700%, due 10/15/07	30,000,000	30,000,000

5.770%, due 10/10/07	30,000,000	30,000,000

State Street Bank & Trust Co.
5.540%, due 02/04/08	25,000,000	25,000,000

SunTrust Bank
5.099%, due 10/29/07(3)	30,000,000	30,000,112

Washington Mutual Bank FA
5.315%, due 10/18/07	35,000,000	35,000,000

		150,000,112

Total certificates of deposit (cost—$452,646,782)		452,646,782

Commercial paper(1)—38.07%

Asset backed-banking—2.34%
Atlantis One Funding
5.190%, due 10/09/07	15,000,000	14,982,700

5.260%, due 11/01/07	40,000,000	39,818,822

		54,801,522

Asset backed-miscellaneous—15.61%
Alpine Securitization
5.350%, due 10/01/07	60,000,000	60,000,000

Atlantic Asset Securitization LLC
5.300%, due 10/01/07	60,000,000	60,000,000

UBS Cashfund Inc.

Statement of net assets—September 30, 2007 (unaudited)

	Face
	amount	Value

Commercial paper(1)—(continued)

Asset backed-miscellaneous—(concluded)
Barton Capital LLC
5.200%, due 10/04/07	$60,000,000	$59,974,000

Chariot Funding LLC
5.300%, due 10/09/07	30,000,000	29,964,667

5.350%, due 10/01/07	5,000,000	5,000,000

Falcon Asset Securitization Corp.
6.150%, due 12/06/07	18,000,000	17,797,050

Jupiter Securitization Co. LLC
5.300%, due 10/01/07	60,068,000	60,068,000

Kitty Hawk Funding Corp.
6.000%, due 12/05/07	25,000,000	24,729,166

Old Line Funding Corp.
6.150%, due 12/06/07	28,500,000	28,178,662

Variable Funding Capital Corp.
6.000%, due 11/16/07	20,000,000	19,846,667

		365,558,212

Asset backed-securities—5.44%
CC (USA), Inc. (Centauri)
5.160%, due 10/16/07	35,000,000	34,924,750

Grampian Funding LLC
5.185%, due 11/21/07	35,000,000	34,742,910

5.200%, due 01/11/08	8,000,000	7,882,133

Solitaire Funding LLC
5.250%, due 10/23/07	10,000,000	9,967,917

5.280%, due 11/02/07	40,000,000	39,812,267

		127,329,977

Banking-US—8.59%
Abbey National N.A. LLC
4.785%, due 10/03/07	30,000,000	29,992,025

ABN-AMRO N.A. Finance, Inc.
5.240%, due 10/12/07	16,750,000	16,723,182

BNP Paribas Finance
5.158%, due 10/29/07	16,000,000	15,935,812

Calyon N.A., Inc.
5.250%, due 11/01/07	8,000,000	7,963,833

UBS Cashfund Inc.

Statement of net assets—September 30, 2007 (unaudited)

	Face
	amount	Value

Commercial paper(1)—(concluded)

Banking-US—(concluded)
Dresdner US Finance, Inc.
5.050%, due 10/19/07	$45,000,000	$44,886,375

ING (US) Funding LLC
5.240%, due 10/19/07	30,000,000	29,921,400

San Paolo IMI US Financial Co.
5.185%, due 10/24/07	56,000,000	55,814,492

		201,237,119

Beverage/bottling—1.48%
Coca-Cola Co.
5.175%, due 11/30/07	35,000,000	34,698,125

Brokerage—1.83%
Greenwich Capital Holdings, Inc.
5.170%, due 12/03/07	20,000,000	19,819,050

Morgan Stanley
5.010%, due 10/01/07(3)	23,000,000	23,000,000

		42,819,050

Finance-noncaptive diversified—1.49%
General Electric Capital Corp.
5.150%, due 11/09/07	15,000,000	14,916,313

International Lease Finance Corp.
4.770%, due 10/29/07	20,000,000	19,925,800

		34,842,113

Insurance-life—0.86%
Prudential PLC
5.290%, due 10/03/07	20,100,000	20,094,093

Insurance-multiline—0.43%
Swiss RE Financial Products
4.900%, due 10/09/07	10,000,000	9,989,111

Total commercial paper (cost—$891,369,322)		891,369,322

Short-term corporate obligations—13.03%

Asset backed-securities—6.96%
Beta Finance, Inc.
5.310%, due 01/08/08(4)	10,000,000	10,000,000

CC (USA), Inc. (Centauri)
4.875%, due 10/01/07(3),(4)	15,000,000	15,001,187

UBS Cashfund Inc.

Statement of net assets—September 30, 2007 (unaudited)

	Face
	amount	Value

Short-term corporate obligations—(concluded)

Asset backed-securities—(concluded)
Cullinan Finance Corp.
4.820%, due 10/01/07(3),(4)	$20,000,000	$19,999,370

5.320%, due 01/16/08(4)	15,000,000	15,000,000

5.340%, due 10/10/07(3),(4)	13,000,000	12,999,640

Dorada Finance, Inc.
4.875%, due 10/01/07(3),(4)	15,000,000	15,000,933

5.200%, due 12/24/07(3),(4)	45,000,000	45,003,927

K2 (USA) LLC
5.346%, due 06/02/08(4)	15,000,000	14,999,613

5.400%, due 06/16/08(4)	15,000,000	15,000,000

		163,004,670

Automobile OEM—0.34%
American Honda Finance Corp.
5.200%, due 12/27/07(3),(4)	8,000,000	8,000,559

Banking-non-US—4.87%
Bank of Scotland PLC
5.790%, due 10/01/07(3),(4)	60,000,000	60,000,000

BNP Paribas
5.330%, due 11/07/07(3)	10,000,000	10,000,000

Caja Ahorros Barcelona
5.366%, due 10/23/07(3),(4)	20,000,000	20,000,000

Totta Ireland PLC
5.819%, due 10/09/07(3),(4)	24,000,000	24,000,000

		114,000,000

Banking-US—0.86%
Bank of New York Mellon Corp.
5.776%, due 10/12/07(3),(4)	20,000,000	20,000,000

Total short-term corporate obligations (cost—$305,005,229)		305,005,229

UBS Cashfund Inc.

Statement of net assets—September 30, 2007 (unaudited)

	Face
	amount	Value

Repurchase agreements—13.14%

Repurchase agreement dated 09/28/07 with Deutsche Bank, 4.850% due 10/01/07, collateralized by $34,928,000 Federal Farm Credit Bank obligations, 5.600% due 09/11/13, $75,249,000 Federal Home Loan Bank obligations, zero coupon due 11/21/07 to 03/28/08, $86,474,000 Federal Home Loan Mortgage Corp. obligations, 4.125% due 10/18/10 and $11,741,000 Federal National Mortgage Association obligations, 2.500% to 4.250% due 06/15/08 to 08/15/10; (value—$209,100,869); proceeds: $205,082,854	$205,000,000	$205,000,000

Repurchase agreement dated 09/28/07 with Lehman Brothers Inc., 4.900% due 10/01/07, collateralized by $103,085,000 Federal Home Loan Bank obligations, zero coupon due 12/21/07; (value—$102,002,606); proceeds: $100,040,833	100,000,000	100,000,000

Repurchase agreement dated 09/28/07 with State Street Bank & Trust Co., 3.600% due 10/01/07, collateralized by $173,669 US Treasury Bills, zero coupon due 10/25/07 to 03/27/08 and $2,252,265 US Treasury Bonds, 6.250% due 08/15/23; (value—$2,775,351); proceeds: $2,719,816	2,719,000	2,719,000

Total repurchase agreements (cost—$307,719,000)		307,719,000

	Number of
	shares

Investments of cash collateral from securities loaned—2.61%

Money market funds(5)—2.61%

DWS Money Market Series, 5.250%	41,687,500	41,687,500

UBS Private Money Market Fund LLC(6), 5.209%	19,414,875	19,414,875

Total money market funds and investments of cash collateral from securities loaned (cost—$61,102,375)		61,102,375

Total investments (cost—$2,391,227,844 which approximates cost for federal income tax purposes)—102.14%		2,391,227,844

Liabilities in excess of other assets—(2.14)%		(50,053,365)

Net assets (applicable to 2,341,373,078 shares of common stock outstanding equivalent to $1.00 per share)—100.00%		$2,341,174,479

(1)	Interest rates shown are the discount rates at date of purchase.
(2)	Security, or portion thereof, was on loan at September 30, 2007.
(3)	Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of September 30, 2007 and reset periodically.

UBS Cashfund Inc.

Statement of net assets—September 30, 2007 (unaudited)

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 12.60% of net assets as of September 30, 2007, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(5)	Rates shown reflect yield at September 30, 2007.
(6)	The table below details the Fund’s transaction activity in an affiliated issuer for the six months ended September 30, 2007:

Net income
		Purchases	Sales		earned from
		during the	during the		affiliate for the
		six months	six months		six months
Security	Value at	ended	ended	Value at	ended
description	03/31/07	09/30/07	09/30/07	09/30/07	09/30/07

UBS Private Money Market Fund LLC	$1	$295,801,020	$276,386,146	$19,414,875	$9,717

OEM	Original Equipment Manufacturer

Issuer breakdown by country of origin

Percentage of total investments

United States	80.5%

United Kingdom	5.2

France	4.8

Germany	2.5

Ireland	2.3

Japan	2.3

Canada	1.2

Spain	0.8

Switzerland	0.4

Total	100.0%

Weighted average maturity—42 days

See accompanying notes to financial statements

UBS Cashfund Inc.

Statement of operations

For the six
months ended
September 30, 2007
(unaudited)

Investment income:
Interest	$63,750,259

Securities lending income (includes $9,717 earned from an affiliated entity)	20,700

63,770,959

Expenses:
Investment advisory and administration fees	4,891,776

Transfer agency and related services fees	1,374,680

Custody and accounting fees	166,171

Reports and notices to shareholders	107,995

Professional fees	57,262

Insurance fees	50,975

State registration fees	44,452

Directors’ fees	19,955

Other expenses	14,415

6,727,681

Net investment income	57,043,278

Net realized gain from investment activities	37,276

Net increase in net assets resulting from operations	$57,080,554

See accompanying notes to financial statements

UBS Cashfund Inc.

Statement of changes in net assets

	For the six
	months ended	For the
	September 30, 2007	year ended
	(unaudited)	March 31, 2007

From operations:
Net investment income	$57,043,278	$121,907,369

Net realized gains from investment activities	37,276	23,750

Net increase in net assets resulting from operations	57,080,554	121,931,119

Dividends to shareholders from:
Net investment income	(57,043,278)	(121,907,369)

Net decrease in net assets from capital share transactions	(146,676,049)	(385,067,810)

Net decrease in net assets	(146,638,773)	(385,044,060)

Net assets:
Beginning of period	2,487,813,252	2,872,857,312

End of period	$2,341,174,479	$2,487,813,252

Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements

(This page has been left blank intentionally)

UBS Cashfund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the six
	months ended
	September 30, 2007
	(unaudited)

Net asset value, beginning of period	$1.00

Net investment income	0.0240

Dividends from net investment income	(0.0240)

Net asset value, end of period	$1.00

Total investment return(1)	2.43%

Ratios/supplemental data:
Net assets, end of period (000’s)	$2,341,174

Expenses to average net assets	0.57	%(2)

Net investment income to average net assets	4.81	%(2)

(1)	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions.
(2)	Annualized.

See accompanying notes to financial statements

For the years ended March 31,

2007	2006	2005	2004	2003

$1.00	$1.00	$1.00	$1.00	$1.00

0.0471	0.0320	0.0118	0.0053	0.0115

(0.0471)	(0.0320)	(0.0118)	(0.0053)	(0.0115)

$1.00	$1.00	$1.00	$1.00	$1.00

4.81%	3.25%	1.18%	0.53%	1.16%

$2,487,813	$2,872,857	$3,443,468	$4,724,060	$7,299,597

0.57%	0.57%	0.56%	0.60%	0.57%

4.71%	3.18%	1.14%	0.53%	1.15%

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Organization and significant accounting policies
UBS Cashfund Inc. (the “Fund”) was incorporated in Maryland on January 20, 1978 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with US generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost, unless the Fund’s Board of Directors (the “Board”) determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Fund is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of September 30, 2007, management does

UBS Cashfund Inc.

Notes to financial statements (unaudited)

not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of operations for a fiscal period.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

Investment advisor and administrator
The Board has approved an investment advisory and administration contract (“Advisory Contract”) with UBS Financial Services Inc., an indirect wholly owned subsidiary of UBS AG, under which UBS Financial Services Inc. serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Financial Services Inc. an investment advisory and administration fee, which is accrued daily and paid monthly, in accordance with the following schedule:

Average daily net assets	Annual rate

Up to $500 million	0.500%

Next $500 million	0.425

Next $500 million	0.390

Next $500 million	0.380

Next $500 million	0.350

Next $1.0 billion	0.345

Next $500 million	0.325

Next $500 million	0.315

Next $500 million	0.300

Next $500 million	0.290

Over $5.5 billion	0.280

At September 30, 2007, the Fund owed UBS Financial Services Inc. $795,124 for investment advisory and administration fees.

UBS Global AM serves as sub-advisor and sub-administrator to the Fund pursuant to sub-advisory and sub-administration contracts (“Sub-Advisory and Sub-Administration Contracts”) between UBS Financial Services Inc. and UBS Global AM. In accordance with the Sub-Advisory and Sub-Administration Contracts, UBS Financial Services Inc. (not the Fund) paid UBS Global AM aggregate fees, accrued daily and paid monthly, at an annual rate of 0.08% of the Fund’s average daily net assets.

Additional information regarding compensation to affiliate of a board member
Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested

UBS Cashfund Inc.

Notes to financial statements (unaudited)

director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the six months ended September 30, 2007, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $1,133,136,297.

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor or sub-advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees
UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PFPC Inc. (“PFPC”), the Fund’s transfer agent, and is compensated for these services by PFPC, not the Fund.

For the six months ended September 30, 2007, UBS Financial Services Inc. received from PFPC, not the Fund, $813,191 of the total transfer agency and related services fees paid by the Fund to PFPC.

Securities lending
The Fund may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. and other affiliated broker-dealers have been approved as borrowers under the Fund’s securities lending program.

UBS Cashfund Inc.

Notes to financial statements (unaudited)

UBS Securities LLC is the Fund’s lending agent. For the six months ended September 30, 2007, UBS Securities LLC earned $10,610 in compensation as the Fund’s lending agent. At September 30, 2007, the Fund owed UBS Securities LLC $10,148 in compensation as the Fund’s lending agent. At September 30, 2007, the Fund had securities on loan having a market value of $59,847,585.

Other liabilities and components of net assets
At September 30, 2007, the Fund had the following liabilities outstanding:

Payable for cash collateral from securities loaned	$61,102,375

Dividends payable to shareholders	3,064,971

Other accrued expenses*	1,083,591

* Excludes investment advisory and administration fees.

At September 30, 2007, the components of net assets were as follows:

Accumulated paid in capital	$2,340,946,753

Accumulated net realized gain from investment activities	227,726

Net assets	$2,341,174,479

Federal tax status
The Fund intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Fund during the six months ended September 30, 2007 and the fiscal year ended March 31, 2007 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be calculated after the Fund’s fiscal year ending March 31, 2008.

UBS Cashfund Inc.

Notes to financial statements (unaudited)

Capital share transactions
There are 20 billion shares of $0.001 par value authorized shares of common stock. Transactions in shares of common stock, at $1.00 per share, were as follows:

	For the six	For the
	months ended	year ended
	September 30, 2007	March 31, 2007

Shares sold	5,498,492,774	11,524,336,572

Shares repurchased	(5,700,704,388)	(12,027,720,400)

Dividends reinvested	55,535,565	118,316,018

Net decrease in shares outstanding	(146,676,049)	(385,067,810)

UBS Cashfund Inc.

General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

Background—At a meeting of the board of UBS Cashfund Inc. (the “Fund”) on July 18, 2007, the members of the board, including the directors who are not “interested persons” of the Fund (“Independent Directors”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the continuance of the Investment Advisory and Administration Agreement between UBS Financial Services Inc. (“UBS Financial Services”) and the Fund and the Sub-Advisory Agreement between UBS Financial Services and UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) on behalf of the Fund. In preparing for the meeting, the board members had requested and received extensive information from UBS Financial Services and UBS Global AM to assist them, including performance and expense information for other investment companies with similar investment objectives. The board received and considered a variety of information about UBS Global AM, as well as the advisory, administrative and distribution arrangements for the Fund. In addition, one of the Independent Directors and legal counsel to the Independent Directors met several times with management and representatives of PricewaterhouseCoopers LLP (“PwC”) to discuss management’s proposed profitability methodology and made suggestions for changes to the methodology. As a result of management’s focus on the profitability methodology and this series of meetings, the Independent Directors received extensive information on UBS Global AM’s profitability, a report from management on the methodology used and a report from PwC on industry practices with respect to profitability methodology. The board received and considered a variety of information about UBS Financial Services and UBS Global AM, as well as the advisory, sub-advisory, administrative and distribution arrangements for the Fund. UBS Global AM also provides sub-administrative services to the Fund through a separate sub-administration agreement between UBS Financial Services and UBS Global AM. References to administrative services throughout this disclosure also include such sub-administrative services. The board also received materials detailing the administrative services provided to the Fund by UBS Financial Services and UBS Global AM (as sub-administrator to the Fund), which include providing accounting and financial analysis, ensuring that all financial and tax regulatory reporting requirements were met, certifying required Securities and Exchange Commission documentation and monitoring the performance of the Fund’s service providers.

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

The Independent Directors also met for several hours the evening before the board meeting to discuss matters related to the Fund and other funds subject to their oversight and met again after management’s presentation was completed to review the disclosure that had been made to them at the meeting. At all of these sessions the Independent Directors met in session with their independent legal counsel. The Independent Directors also received a memorandum from their independent legal counsel discussing the duties of board members in considering approval of advisory, administration and distribution agreements.

In its consideration of the approval of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the investment advisory and administration agreement and sub-advisory agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Fund by UBS Financial Services under the Investment Advisory and Administrative Agreement and sub-advisory services provided by UBS Global AM under the Sub-Advisory Agreement during the past year. The board also received a description of the administrative and other services rendered to the Fund and its shareholders by management, including in particular UBS Financial Services’ oversight of UBS Global AM. The board noted that information received at regular meetings throughout the year related to the services rendered by UBS Financial Services concerning management of the Fund’s affairs and UBS Financial Services’ role in overseeing UBS Global AM’s provision of sub-advisory and sub-administrative services to the Fund and management’s role in coordinating providers of other services to the Fund, including custody, accounting and transfer agency services. The board’s evaluation of the services provided by UBS Financial Services and UBS Global AM took into account the board’s knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS Financial Services’ and UBS Global AM’s investment management, sub-advisory and other capabilities and the quality of management’s administrative and other services. The board observed that the scope of services provided by management had expanded over time as a result of regulatory and other developments, including maintaining and monitoring UBS Global AM’s own and the Fund’s expanded compliance programs.

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

The board had available to it the qualifications and backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund and recognized that many of these persons report to the board regularly, some at every board meeting, and that at each regular meeting the board receives a detailed report on the Fund’s performance. The board also considered, based on its knowledge of UBS Financial Services, UBS Global AM and their affiliates, the financial resources available to management and its parent organization, UBS AG. In that regard, the board received extensive financial information regarding UBS Financial Services and UBS Global AM and noted that each is a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It was also noted that UBS Global AM had well over $100 billion in assets under management and was a part of the UBS Global Asset Management Division, which had over $700 billion of assets under management worldwide as of June 2007. In addition, management also reported to the board on, among other things, its disaster recovery plans and portfolio manager compensation arrangements.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement.

Advisory fees and expense ratios—The board reviewed and considered the contractual management fee (“Contractual Management Fee”) payable by the Fund to UBS Financial Services in light of the nature, extent and quality of the advisory and administrative services provided by UBS Financial Services. The board also reviewed and considered any fee waiver and/or expense reimbursement arrangement for the Fund and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”). Additionally, the board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data (the “Expense Group”). A discussion of the board’s considerations with respect to the Fund’s fees is set forth below.

In connection with its consideration of management fees for UBS funds generally, the board also received information from UBS Global AM

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

with respect to fees paid by institutional or separate accounts but, in management’s view, such fee information was not very relevant to the Fund because, among other reasons, separately managed and institutional accounts with a “cash” mandate were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Fund is subject and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS Financial Services and sub-advisory fees payable to UBS Global AM.

The comparative Lipper information showed that the Fund’s Contractual Management Fee was in the third quintile, its Actual Management Fee was in the fourth quintile and its total expenses were in the second quintile in the Fund’s Expense Group for the comparison periods utilized in the Lipper report (with the first quintile representing that fifth of the funds in the Expense Group with the lowest level of fees or expenses, as applicable, and the fifth quintile representing that fifth of the funds in the Expense Group with the highest level of fees or expenses, as applicable).

The board did not receive comparative information from Lipper with respect to the Fund’s sub-advisory fee (the “Sub-Advisory Fee”). The board noted that the compensation paid to UBS Global AM is paid by UBS Financial Services, not the Fund, and, accordingly, that the retention of UBS Global AM does not increase the fees otherwise incurred by the Fund’s shareholders. Management noted that although the Actual Management Fee of the Fund was relatively high among its Expense Group, total expenses (which include the Actual Management Fee) were lower than the Expense Group’s median.

Taking all of the above into consideration, the board determined that the Management Fee and the Sub-Advisory Fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Investment Advisory and Administrative Agreement and the Sub-Advisory Agreement.

Fund performance—The board received and considered (a) annualized total return information of the Fund compared to other funds (the “Performance Universe”) selected by Lipper over the one-, three-, five-, and ten-year periods ended April 30, 2007 and (b) annualized performance information for each year in the ten-year period ended April 30, 2007. The board was provided with a description of the methodology Lipper

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

used to determine the similarity of the Fund with the funds included in its Performance Universe. The board also noted that it had received information throughout the year at periodic intervals with respect to the Fund’s performance.

The comparative Lipper information showed that the Fund’s performance was in the first quintile for the one- and three-year periods and in the second quintile for the five- and ten-year periods (with the first quintile representing that fifth of the funds in the Performance Universe with the highest performance and the fifth quintile representing that fifth of the funds in the Performance Universe with the lowest performance). Based on its review, the Board concluded that the Fund’s investment performance was acceptable.

Adviser profitability—The board received and considered a profitability analysis of UBS Financial Services and its affiliates in providing services to the Fund. The board also received profitability information with respect to the UBS New York fund complex as a whole. In addition, the board received information with respect to UBS Financial Services’ allocation methodologies used in preparing this profitability data, as noted above. UBS Financial Services’ profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale—The board received and considered information from management regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of further economies of scale for the Fund. The board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The board also considered whether alternative fee structures (such as breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The board noted that the Fund’s Contractual Management Fee contained breakpoints. The board considered that the Fund’s asset level exceeded the breakpoints and as a result, the Fund and its shareholders realized certain economies of scale because the total expense ratio of the Fund was lower than if no breakpoints had been in place. Accordingly, the board determined that economies of scale were passed on to shareholders in the form of breakpoints to the management fee. The board also noted that as the

UBS Cashfund Inc.

Board approval of investment advisory and administration agreement and sub-advisory agreement (unaudited)

Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for directors, auditors and legal fees, become a smaller percentage of overall assets. The board also noted that the Fund’s Sub-Advisory Fee did not contain breakpoints but also that, as the Sub-Advisory Fee is paid by UBS Financial Services, not the Fund, separate considerations of economies of scale with respect to the Sub-Advisory Fee were not relevant.

Generally, in light of UBS Financial Services’ profitability data, the Contractual Management Fee, Actual Management Fee and the breakpoints currently in place, the board believed that UBS Financial Services’ sharing of current economies of scale with the Fund was acceptable.

Other benefits to UBS Global AM—The board considered other benefits received by UBS Financial Services, UBS Global AM and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management, sub-advisory, administrative and other services to the Fund and UBS Financial Services’ and UBS Global AM’s ongoing commitment to the Fund, the profits and other ancillary benefits that UBS Financial Services and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement to continue for another year. As the sub-administration agreement between UBS Financial Services and UBS Global AM provides that it shall be subject to annual reconsideration by the board, the board also approved the sub-administration agreement to continue for another year.

In making its decision, the board identified no single factor as being determinative in approving the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement. The Independent Directors were advised by separate independent legal counsel throughout the entire process. The board discussed the proposed continuance of the Investment Advisory and Administration Agreement and the Sub-Advisory Agreement in a private session with their independent legal counsel at which no representatives of UBS Global AM were present.

Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Kai R. Sotorp	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Michael H. Markowitz
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Financial Services Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Sub-Advisor and Sub-Administrator
UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, New York 10019-6114

Principal Underwriter
UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114

The financial information included herein is taken from the records of the Fund without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

© 2007 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED STANDARD U.S. POSTAGE PAID COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.
51 West 52nd Street
New York, NY 10019-6114

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)
(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Cashfund Inc.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	November 29, 2007

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	November 29, 2007